SETTLEMENT AGREEMENT WITH INVENTOR OF ELECTROTELLURIC SURVEY

Cause Number 99CV0435

AMALGAMATED EXPLORATIONS, INC.                   IN THE DISTRICT COURT OF
and MSP TECHNOLOGIES, INC.
vs.                                              JEFFERSON COUNTY
JOHN R. JACKSON and
ANDRES M. ARISMENDI, JR.                         STATE OF COLORADO

SETTLEMENT AGREEMENT

The parties hereto agree that this lawsuit and all claims and controversies between them, asserted or assertable in this case against all parties named herein are hereby settled in accordance with the following terms of this Settlement Agreement.

1. The parties acknowledge that bona fide disputes and controversies exist between them, both as to liability and the amount thereof, if any, and by reason of such disputes and controversies, they desire to compromise and settle all claims and causes of action of any kind whatsoever which the parties have or may have arising out of the transaction or occurrence which is the subject of this litigation. It is further understood and agreed that this is a compromise of a disputed claim, and nothing contained herein shall be construed as an admission of liability by any party, all such liability being expressly denied.

2. Each signatory hereto warrants and represents:

(a) he or she has authority to bind the parties for whom that signatory acts.

(b) the claims, suits, rights and/or interests which are the subject matter hereto are owned by the party asserting same, have not been assigned, transferred or sold, and are free of any encumbrance.

3. The consideration to be given for this agreement in full and final settlement is as follows:

(a) $1,500,000.00 to be escrowed by Plaintiff, Amalgamated to bear interest at 5% per annum.

(b) Plaintiff, Amalgamated, pays Defendants $20,000.00 per month commencing August 15, 1999, and payable on the 15th of the month thereafter, each monthly payment to be applied toward principal while interest accumulates on the principal balance and interest until paid in full. Defendants will provide written notice of non-payment by the 20th of any month of default, and Amalgamated shall have 10 days after receipt of notice to cure default. Time is of the essence and failure to cure the default shall result to Plaintiffs retaining the stock, cancellation of the assignment, reversion of the patent to Defendants and Plaintiffs will no longer have any rights to the technology.

(c) Defendants shall escrow 395,000 shares of Amalgamated stock to remain in escrow until paid in full.

(d) Defendants shall assign the patent covered by the licensing agreement to MSP Technologies to be held in escrow until paid in full. The said assignment shall be to Amalgamated.

(e) Amalgamated grants Defendants a non-exclusive, royalty free license in the patent covered by the licensing agreement, and Defendants shall be the only ones entitled to use the technology under the non-exclusive license.

(f) While this agreement is in place, no royalty shall be due or payable to Defendants.

(g) Defendant, Jackson, commits to upgrading the Electrotelluric system already in place at Plaintiff's expense. The upgrade will involve on board microprocessor capability and enhanced filtering. The instrument will have the ability to record digitally the sweep for DSP (Digital Signal Processing).

(h) Patent herein means the patent and application in the attached appendix.

(i) Upon final payment, the stock and assignment held in escrow shall be delivered to Amalgamated.

Taxable costs will be paid as follows: The parties bear their own costs.

4. Except for the agreements set forth herein, the parties agree to release, discharge, and forever hold the other and their respective insurers harmless from. ' any and all claims, demands or suits, known or unknown, fixed or contingent, liquidated or unliquidated, whether or not asserted in the above case, as of this date, arising from or related to the events and transactions which are the subject matter of this case, including claims for attorney's fees, indemnification, and costs. This mutual release runs to the benefit of all attorneys, agents, employees, officers, parent corporations, subsidiary corporations, directors, shareholders, partners, heirs, assigns, successors in interest, and legal representatives of the parties hereto.

5. The parties will execute and file: Agreed Order dismissing all claims with prejudice and/or a Take-Nothing Judgment as to all claims and/or any other documents necessary to effectuate the terms of this agreement pursuant to law.

6. Within 14 days from the date hereof, counsel for Plaintiff shall deliver the documents to be executed in connection with this settlement to counsel for the other parties hereto. The parties and their counsel agree to cooperate with each other in the drafting and execution of such additional documents as are reasonably requested or required to implement the provisions and spirit of this Settlement Agreement. Notwithstanding such additional documents, the parties confirm that this is a written Settlement Agreement as contemplated by Section
154.071 of the Texas Civil Practice and Remedies Code, is a complete, valid and binding contract, is intended to be an enforceable agreement as contemplated by Rule 1 1, Texas Rules of Civil Procedure, and may be used as the basis for a motion for judgment, motion for summary judgment, or motion to enforce with each party waiving all rights to a jury trial.

7. THIS SETTLEMENT AGREEMENT IS NOT SUBJECT TO REVOCATION.

8. If one or more disputes arise with regard to the interpretation and/or performance of this agreement or any of its provisions, the parties agree to attempt resolution by phone conference with Gus J. Zgourides, the mediator who facilitated this settlement. If the parties cannot resolve their differences by phone conference(s) with the mediator, then each agrees to schedule one day of mediation with him as soon as possible to resolve the disputes and to share the costs of same equally. If a party refuses to mediate, then that party may not recover attorney's fees or costs in any litigation brought to construe or enforce this agreement, and the prevailing party or parties shall be entitled to recover reasonable attorney's fees and expenses, including the cost of the mediation.

9. This agreement is made and performable in Harris County and shall be construed in accordance with the laws of the State of Texas.

10. By signing this Settlement Agreement, each signatory agrees and acknowledges that: Although the mediator has provided a basic outline of the agreement to the parties and their counsel as a courtesy to facilitate the final resolution of this dispute, the parties and their counsel have thoroughly reviewed it and have where necessary, modified it to conform to the requirements of their agreement; Each signatory to the agreement has entered into it freely and without duress after having consulted with attorneys of their choice; Each party has been advised by the mediator that the mediator is not the attorney for any party and that each party should have this agreement reviewed by that party's attorney prior to executing it; Each signatory agrees to release, indemnify and hold the mediator harmless from any and all claims, demands, or suits arising directly or indirectly from the mediation and drafting of this settlement agreement.

Signed this date, July 9, 1999.

Plaintiffs:                              Defendants:

/S/                                      /S/
------------------------------           ----------------------------
Christian Murer, CEO                     John R. Jackson
Amalgamated Explorations, Inc.

/S/                                      /S/
------------------------------           ----------------------------
Christian Murer on behalf of             Andres M. Arismendi, Jr.
MSP Technologies, Inc.



APPENDIX
U.S. Patents
------------
U.S. Patent No. 5,777,478


U.S. Patent Applications
------------------------
Application No. 09/109,853, filed July 2, 1998

Foreign Applications

Australia:      Application No. 40439/97
Brazil          Application based on PCT/US97/12882
China           Application No. 97198316.X
European        Application No. 97938018.5
Japan           Application No. 511643/98
Mexico          Application No. 9901952
New Zealand     Application No. 334267
Norway          Application No. 19990932
Russia          Application No. 99106410
S. Korea        Application No. 10-1999-7001555


DISTRICT COURT FOR JEFFERSON COUNTY, STATE OF COLORADO

Case No. 99 CV 0435

STIPULATION FOR DISMISSAL WITH PREJUDICE

AMALGAMATED EXPLORATIONS, INC., a Colorado corporation in good standing, and MSP
TECHNOLOGIES, INC., a Texas corporation authorized to conduct business in Colorado, Plaintiffs,

V.

JOHN R. JACKSON and ANDRES M. ARISMENDI, JR.

Defendants.

Pursuant to C.R.C.P. 41(a)(1) and in accordance with the Settlement Agreement dated July 9, 1999 between and among the parties, Plaintiffs, Amalgamated Explorations, Inc. and MSP Technologies, Inc. and Defendants John R. Jackson and
Andres M. Arismendi, Jr., by and through their respective attorneys, hereby stipulate to the dismissal with prejudice of all claims asserted in this action.
Each party shall bear its own fees and costs.

Bond & Morris,P.C.                      KELLER WAHLBERG & MORRATO, P.C.

By: /S/                                 By: /S/
    -------------------------------         ----------------------------
    Daniel F. Warden, Esq. #13514           James J. Morrato, Esq. #939
    303 E. 17th Avenue, Suite #888          1050 171h Street, #1440
    Denver, Colorado 80203                  Denver, CO 80265-1401
    Telephone: (303) 837-9222               Telephone: (303) 571-5302
    Attorneys for Plaintiffs                Attorneys for Defendants



ESCROW INSTRUCTIONS

September 17, 1999

To:    Escrow Document Services
       for Lawyers, Inc.

Re: Escrow Account No. 99-120

Gentlemen:

Amalgamated Explorations, Inc. and MSP Technologies, Inc. (collectively, "First Party") and John R. Jackson ("Jackson") and Andres M, Arismendi, Jr. ("Arismendi"), or, Jackson and Arismendi being (collectively referred to as "Second Party") hereby requests that Escrow Document Services for Lawyers,
Inc., a Colorado corporation ("EDSL") act as Escrow Agent on the following terms and conditions:

INSTRUCTIONS

First Party and Second Party are to deliver the documents identified on Schedule "A" to EDSL.

EDSL is directed to hold the documents identified on Schedule "A" in escrow and deliver them in accordance with the instructions on Schedule "B.

GENERAL TERMS AND CONDITIONS

These Escrow Instructions are not binding upon EDSL unless and until they have been accepted in writing in the space provided for such purpose below.

EDSL is not a party and is not bound by any other agreement which may be evidenced by outside events, or which arises out of these Escrow Instructions,


except as specifically set forth herein. EDSL looks solely to these Escrow Instructions for its duties and responsibilities.

EDSL is to act under these Escrow Instructions as a depositary only and is not responsible for or liable in any manner whatever for the sufficiency, correctness, genuineness, or validity of any instrument deposited with it, or for the form or execution of such instrument, or for the identity, authority, or rights of any person executing or depositing it.

EDSL acts as a document holding and disbursing agent only. EDSL shall not be required to file Form 1099's on behalf of the par-ties, and the parties agree to file all required IRS Form 1099's.

EDSL shall not be required to take notice of any default or to take any action with respect to such default involving any expense or liability, unless notice in writing of such default is given to it, and unless it is indemnified in a manner satisfactory to it against such expense or liability.

EDSL shall be protected in acting upon any written notice, request, waiver, consent, receipt, or other paper or document signed by the proper party or parties.

EDSL may seek advice from and employ legal counsel in the event of any lawsuit, dispute, or question as to the construction of any of the provisions of these Escrow Instructions, or EDSL's duties under these Escrow Instructions. EDSL shall incur no liability and shall be fully protected when it acts in accordance with the opinion and instructions of counsel. The parties hereto agree to reimburse EDSL its reasonable attorneys' fees if counsel is so employed.

If there is any disagreement between any of the parties to these Escrow Instructions, or between them or any of them and any other person, that results in adverse claims and demands being made on EDSL in connection with or for any property involved in or affected by these Escrow Instructions, EDSL shall be entitled, at its option, to refuse to comply with any claims or demands on it as long as such disagreement shall continue. In so refusing, EDSL may make no delivery or other disposition of any documents involved in or affected by these Escrow Instructions. EDSL shall not be or become liable in any way or to any person for its failure or refusal to comply with conflicting or adverse demands.

EDSL shall be entitled to continue so to refrain from acting and so to refuse to act until (1) the right of adverse claimants shall have been finally settled by arbitration or adjudicated in a court assuming and having jurisdiction of the property involved in or affected by these Escrow Instructions, or (2) all differences shall have been adjusted by agreement, and (3) after such resolution EDSL has been notified in writing signed by all interested persons. EDSL shall have a right to file suit in the event settlement of any dispute appears to be impossible, and, in such event, each party consents to jurisdic-tion in the Denver District Court, State of Colorado and the parties hereto agree to pay reasonable attorneys' fees and costs incurred. The laws of Colorado shall apply to any questions of interpretation under these Escrow Instructions.

These Escrow Instructions may be execute , d in one or more counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

NOTICES

All notices and other communications to any party shall be sufficiently given if (i) delivered in person, (ii) sent by certified mail, return receipt requested, or (iii) sent by courier. All notices shall be effective and shall be deemed delivered (i) if by personal delivery, on the date of delivery, and (ii) if by mail or courier, on the first day after mailing or delivery to the courier. Until a change of address is communicated as indicated above, all notices shall be addressed as follows:

EDSL: [Items by courier or items requiring signature upon receipt]

Escrow Document Services
c/o Rodney D. Knutson
1625 Broadway Suite 1600
Denver, CO 80202

EDSL: [Routine Mail]
Escrow Document Services
640 S. Garfield Street
Denver, CO 80209

First Party:                                 Second Party:
    Amalgamated Explorations, Inc. and           John R. Jackson and
    MSP Technologies, Inc.                       Andres M. Arismendi, Jr.
    1645 Court Place, Suite 201                  c/o Payne, Lundeen,
    Denver, Colorado 80202                       D'Ambrosio & Arismendi, LLP
    Attn: Christian F. Murer                     1700 W. Loop South, Suite 1230
    Phone:    303-629-5115                       Houston, Texas 77027
    Facsimile: 303-893-3289                      Phone:    713-940-8008
                                                 Facsimile: 713-840-8088

    with copy to:                                with copy to:

    Daniel F. Warden                             Alton W. Payne
    303 E. 17th Avenue, Suite #888               Payne, Lundeen,
    Denver, Colorado 80203-1264                  D'Ambrosio & Arismendi, LLP
    Phone:    303-837-9222                       1700 W. Loop South, Suite 1230
    Facsimile: 303-837-0849                      Houston, Texas 77027
                                                 Phone:     713-840-8008
                                                 Facsimile: 713-840-8088



INVESTMENT INSTRUCTIONS

EDSL shall invest funds delivered to EDSL only in accordance with the written instructions of the parties, if any, to be set out in a separate Amendment to this Escrow Agreement.

FEES AND DISBURSEMENTS

EDSL shall be entitled to receive the following fees:

       Set-up fee                       $700
         (first two parties)
       Set-up fee Fee                   $100
         (for each additional party)
       Amendment Fee                    $250
       Annual Fee                       $250
       Account Fee                      $100
       Transaction fees                 $ 25

An additional closing fee of $100/hr will be charged for (1) closings after normal business hours, (2) closings outside the business offices of EDSL and its officers or loan closers, or (3) for additional services beyond normal escrow services, such as courier deliveries or additional services may be approved by the parties.

A party is one or more persons, associations, or corporation having identical interests in the escrow. For example, any number of persons who are joint payees or to whom documents are to be distributed jointly constitute a "party." If parties are added after the escrow has been set up, the additional set-up fee will be applicable.

The amendment fee applies to each amendment of the escrow instructions. If the amendment adds parties, the additional set-up fee will be applicable.

The account fee applies to the opening of a certificate of deposit, money market fund, or other investment account, or the investment of funds pursuant to these Escrow Instructions or the instructions of the parties.

A transaction is (1) the deposit in escrow of a document after the escrow has been set up, and (2) the receipt of funds by EDSL in excess of one receipt per year, (3) the "roll-over" of funds held in a certificate of deposit, money market fund, or other investment account or investment, (4) the closing of a certificate of deposit, money market fund, or other investment account, (5) the disbursement of funds by EDSL in excess of one disbursement per year (each check or other instrument being a separate disbursement), (6) the recording or filing of a document, or (7) the giving of any notice required or permitted by these Escrow Instructions or an Escrow Agreement.

These fees are subject to reasonable adjustments from time to time commensurate with (a) the duties and responsibilities per-formed by EDSL, as they may increase or decrease, (b) changing economic conditions, and (c) the schedule of compensation established. from time to time by EDSL for the administration of escrows of similar character. EDSL will not institute any such adjustments without first giving notice to the appropriate interested party or parties at least thirty (30) days in advance of the date of the proposed change.

The parties shall reimburse EDSL for all fees, expenses, and charges incurred by EDSL -in -connection with the performance of any duty under these Escrow Instructions, including recording fees, telephone, postage, FAX, or courier charges, and commissions, fees, and charges incurred by EDSL in investing funds.

EDSL shall send the bills for fees, expenses and charges as follows:

1/2 First Party, 1/2 Second Party

Regardless of any agreement between the parties, however, First Party and Second Party shall be jointly and severally liable for EDSL's fees, and EDSL shall be entitled to collect its fees out of funds held for disbursement. EDSL shall not be required to deliver any documents held by it until its fees have been paid.

This instrument shall be binding upon the parties hereto, their heirs, representatives, successors, and assigns.

Amalgamated Explorations, Inc.

First Party

By: /S/
    --------------------------
Name:        Christian F. Murer
Title:       Chief Executive Officer
Telephone:   (303) 629-5115
FAX:         (303) 893-3289

Tax I.D. # 86-0551529


MSP Technologies, Inc.

By: /S/
    --------------------------
Name:        Christian F. Murer
Title:       Chief Executive Officer
Telephone:   (303) 629-5115
FAX:         (303) 893-3299
Tax I.D. #            - 0 C;11 7 AT%

Second Party

By: /S/
    --------------------------
Name:        John R. Jackson
Telephone:  (713) 840-8008
FAX:        (713) 840-8088
Tax I.D. #  ###-##-####

By: /S/
    --------------------------
Name:        Andres M. Arismendi, Jr.
Telephone:  (713) 840-8008
FAX:        (713) 840-8088
Tax I.D. #  ###-##-####

ACCEPTED FOR ENTRY in the records of Escrow Document Set-vices for Lawyers, Inc., Denver, Colorado, this 2nd "May of October 1999.

Escrow Document Services for Lawyers, Inc.

By: /S/
    --------------------------
Rodney D. Knutson
President

SCHEDULE A T0
ESCROW INSTRUCTIONS

First Party delivers the following document(s) to EDSL

(1) Copy of July 9, 1999, Settlement Agreement to Case Number 99CV0435 filed in Jefferson County, Colorado that explains, generally, the purpose for the escrow,

(2) Monthly, a copy of a $15,000 cashiers or bank check to Jackson, and a $5,000 cashiers or bank check to Arismendi, both of which checks shall be from a U.S. national bank.

(3) A copy of the Motion to Dismiss with Prejudice, Case Number 99 CV 0435, filed in Jefferson County, Colorado, bearing the court's filing date stamp; and

(4) A copy of the order signed by Jefferson County District Judge James D. Zimmerman, Division 4, dismissing such case, with prejudice.


Second Party delivers the following document(s) to EDSL

(1) One or more Stock Certificates for common stock of Amalgamated Explorations, Inc., totaling 395,000 shares, endorsed for transfer to Amalgamated Explorations, Inc., signatures guaranteed.

(2) The original U.S. Patent 5,777,478.
(3) The Assignment of the following described "Patent" to Amalgamated Explorations, Inc., duly executed with signatures witnessed by two witnesses.

U.S. Patents
------------
U.S. Patent No. 5,777.478
U.S, Patent Applications
Application No. 09/109,853, filed July 2, 1999
Foreign Applications

Including, but not limited to:

Australia:    Application No. 40439/97
Brazil        Application based on PCT/US97/12882
Canada        Application No. 2264190
China         Application No. 97199316.X
European      Application No. 97938018.5
Japan         Application No. 5 11643/98
Mexico        Application No. 9901952
New Zealand   Application No. 334267
Norway        Application No. 1999 0932
Russia        Application No. 99016410
S. Korea      Application No. 10-1999-7001555


SCHEDULE B
TO
ESCROW INSTRUCTIONS

EDSL is directed to hold the documents identified on Schedule A and deliver them in accordance with the following instructions

(1) First Party has delivered a $20,000 bank check to Escrow Agent. When First Party (Amalgamated) signs and returns this Escrow Agreement to Escrow Agent, this first monthly payment shall be delivered to Second Party promptly after First Party's attorney completes the review in paragraph (2) below.

(2) Upon receipt of the documents from the Second Party identified in Schedule A by EDSL, the attorneys for First Party will review the original documents at the offices of EDSL as to form and sufficiency. No copies of such documents may be made, obtained or retained by First Party or its attorneys.

(3) Thereafter, EDSL shall hold the documents identified in Schedule A delivered to EDSL by the Second Party so long as EDSL receives (i) a copy of the $15,000 and $5,000 checks for the respective month from the First Party as required of the First Party in Schedule A accompanied by a letter from Amalgamated Explorations, Inc. or its attorney certifying the monthly checks were transmitted to the Second Party in accordance with the Settlement Agreement and (ii) a letter from the Second Party certifying that the monthly checks in question were received and were successfully cashed and not returned as being insufficient funds. If either of these letters are not received within sixty
(60) days of the date of the check, EDSL shall conclude the checks were timely sent and duly honored when presented for payment.

Schedule C is the amortization schedule utilized herein, with the payments due on the 15th of the respective month commencing with payment number 1 corresponding to the payment to be made for August 15, 1999. At any time during the term of the Escrow Agreement, Amalgamated has the option to pay in a lump sum the then outstanding principle identified in Schedule C without having to pay the remaining interest identified in Schedule C. In such an event, (i) and
(ii) would be modified to reflect checks in the amount of 75% of the outstanding principle made to Jackson and 25% of the outstanding principle made to Arismendi.

(4) If and when Amalgamated Explorations, Inc. pays the sum of $1,500,000 plus interest as required in the Settlement Agreement pursuant to Schedule C attached hereto with all the requirements of Instruction 3 above being satisfied, EDSL shall release the documents the Second Party placed into escrow to the First Party, and this Escrow Agreement shall terminate.

(5) If and when Amalgamated Explorations, Inc. fails to pay or refuses to pay the monthly funds or final payments to the Second Party according to Schedule
C, and if Amalgamated Explorations, Inc. admits such failure to EDSL in writing, EDSL shall deliver the Stock to Amalgamated Explorations, Inc. and EDSL shall deliver the Assignment, the Patent and any other documents held by EDSL to Arismendi for the Second Party, and this Escrow Agreement shall be terminated.

(6) If and when Amalgamated Explorations, Inc. fails to pay or refuses to pay the monthly funds or final payments to the Second Party according to Schedule
C, and Amalgamated Explorations, Inc. (i) fails to give such notice to EDSL, or
(ii) fails to certify the funds were paid as required by Instruction 2 above, or (iii) fails to deliver a copy of the checks as required by Instruction 2 above, or (iv) Second Party advises EDSL in writing that one of the monthly checks sent to the Second Party is returned for insufficient funds, then EDSL shall give a ten (10) day written notice to the First and Second Parties requir-ing that Amalgamated Explorations, Inc. pay the amount due within ten days. If payment is not then made and received by the Second Party within the ten (10) day period, then after such ten (10) day period EDSL shall deliver the Stock to Amalgamated Explorations, Inc. and EDSL shall deliver the Assignment, the Patent, and any other documents held by EDSL to Arismendi for the Second Party, and this Escrow Agreement shall be terminated.

(Rest of page left blank.)


SCHEDULE C
TO
ESCROW INSTRUCTIONS

Principal Sum    $1,500,00.00
interest          5 % per annum
Monthly Payment    $20,000.00
Final Payment       $2,267.64

                                   Cumulative                   Cumulative
Month                 Interest     Interest       Principal     Principal
No.                   Paid         Paid           Paid          Paid
----  ------------    ---------    ----------    ----------     ----------
1.   $1,500,000.00    $6,250.00    $  6,250.00    $13,750.00    $ 13,750.00
2    $1,486,250.00    $6,192.71    $ 12,442.71    $13,807.29    $ 27,557.29
3    $1,472,442.71    $6,135.18    $ 18,577.89    $13,864.82    $ 41,422.11
4    $1,458,577.89    $6,077.41    $ 24,655.29    $13,922.59    $ 55,344.71
5    $1,444,655.29    $6,019.40    $ 30,674.69    $13,980.60    $ 69,325.31
6    $1,430,674.69    $5,961.14    $ 36,635.84    $14,038.86    $ 83,364.16
7    $1,416,635.84    $5,902.65    $ 42,538.49    $14,097.35    $ 97,461.51
8    $1,402,538.49    $5,843.91    $ 48,382.40    $14,156.09    $111,617.60
9    $1,388,382.40    $5,784.93    $ 54,167.32    $14,215.07    $125,832.68
10   $1,374,167.32    $5,725.70    $ 59,893.02    $14,274.30    $140,106.98
11   $1,359,891.02    $5,666.22    $ 65,559.24    $14,333.78    $754,440.76
12   $1,345,559.24    $5,606.50    $ 71,165.74    $14,393.50    $168,834.26
13   $1,331,165.74    $5,546.52    $ 76,712.26    $14,453.48    $183,287.74
14   $1,316,712.26    $5,496.30    $ 82,198.56    $14,513.70    $197,801.44
15   $1,302,199.56    $5,425.83    $ 87,624.39    $14,574.17    $212,375.61
16   $1,287,624.39    $5,365.10    $ 92,989.49    $14,634.90    $227,010-51
17   $1,272,989.49    $5,304.12    $ 98,293.61    $14,695.88    $241,706.39
18   $1,258,293.61    $5,242.89    $103,536.50    $14,757.11    $256,463.50
19   $1,243,536.50    $5,181.40    $108,717.91    $14,818.60    $271,282.09
20   $1,228,717.91    $5,119.66    $113,937.56    $14,880.34    $286,162.44
21   $1,213,837.56    $5,057.66    $118,895.22    $14,942.34    $301,104.78
22   $1,198,895.22    $4,995.40    $123,890.62    $15,004.60    $316,109.38
23   $1,183,890.62    $4,932.88    $128,823.49    $15,067.12    $331,176.51
24   $1,168,823.49    $4,870.10    $133,693.59    $15,129.90    $346,306.41
25   $1,153,693.59    $4,807.06    $138,500.65    $15,192.94    $361,499.35
26   $1,138,500.65    $4,743.75    $143,244.40    $15,256.25    $376,755.60
27   $1,123,244.40    $4,680.19    $147,924.59    $15,319.81    $392,075.41
28   $1,107,924.59    $4,616.35    $152,543.94    $15,383.65    $407,459.06
29   $1,092,540.94    $4,552.25    $157,093.19    $15,447.75    $422,906.81
30   $1,077,093.19    $4,487.89    $161,581.08    $15,512.11    $438,418.92
31   $1,061,581.08    $4,423.25    $166,004.34    $15,576.75    $453,995.66
32   $1,046,004.34    $4,358.35    $170,362.69    $15,641.65    $469,637.31
33   $1,030,362.69    $4,293-18    $174,655.87    $15,706.82    $485,344.13
34   $1,014,655.87    $4,227.73    $178,883.60    $15,772.27    $501,116.40
35   $  998,883.60    $4,162.01    $183,045.61    $15,837.99    $516,954.39
36   $  983,045.61    $4,096.02    $187,141.64    $15,903.98    $532,858.36
37   $  967,141.64    $4,029.76    $191,171.39    $15,970.24    $548,828.61
38   $  951,171.38    $3,963.21    $195,134.61    $16,036.79    $564,865.39
39   $  935,134.61    $3,896.39    $199,031.00    $16,103.61    $580,969.00
40   $  929,031.00    $3,829.30    $202,860.30    $16,170.10    $597,139.70
41   $  902,860.30    $3,761.92    $206,622.22    $16,238.08    $613,377.78
42   $  886,622.22    $3,694.26    $210,318.47    $16,305.74    $629,683.53
43   $  870,316.47    $3,626.32    $213,942.79    $16,373.68    $646,057.21
44   $  853,942.79    $3,558-09    $217,500.89    $16,441.91    $662,499.11

SCHEDULE C (continued)


                                   Cumulative                   Cumulative
Month                 Interest     Interest       Principal     Principal
No.                   Paid         Paid           Paid          Paid
----  ------------    ---------    ----------    ----------     ----------

45   $  837,500.89    $3,489.59    $220,990.48    $16,510.41    $  679,009.52
46   $  820,990.48    $3,420.79    $224,411.27    $16,579.21    $  695,588.73
47   $  804,411.27    $3,351.71    $227,762.98    $16,648.29    $  712,237.02
48   $  787,762.98    $3,282.35    $231,045.33    $16,717.65    $  728,954.67
49   $  771,045.33    $3,212.69    $234,258.02    $16,787.31    $  745,741.98
50   $  754,258.02    $3,142.74    $237,400.75    $16,857.26    $  762,599.24
51   $  737,400.76    $3,072.50    $240,473.26    $16,927.50    $  779,526.74
52   $  720,473.26    $3,001.97    $243,475.23    $16,998.03    $  796,524.77
53   $  703,475.23    $2,931.15    $246,406.38    $17,068.85    $  813,593.62
54   $  686,406.38    $2,860.03    $249,266.41    $17,139.97    $  830,733.59
55   $  669,266.41    $2,788.61    $252,055.02    $17,211.39    $  847,944.98
56   $  653,055.02    $2,716.90    $254,771.91    $17,283.10    $  865,228.09
57   $  634,771.91    $2,644.88    $257,416.80    $17,355-12    $  882,583.20
58   $  617,416.80    $2,572.57    $259,989.37    $17,427.43    $  900,010.63
59   $  599,983.37    $2,499.96    $262,489.32    $17,500.04    $  917,510.68
60   $  582,489.32    $2,427.04    $264,916.36    $17,572.96    $  935,083.64
61   $  564,916.36    $2,353.82    $267,270.18    $17,646.18    $  932,729.82
62   $  547,270.18    $2,280.29    $269,550.47    $17,719.71    $  970,449.53
63   $  529,550.47    $2,206.46    $271,756.93    $17,793.54    $  988,243.07
64   $  511,756.93    $2,132.32    $273,889.25    $17,867.68    $1,006,110.75
65   $  493,889.25    $2,057.87    $275,947.12    $17,942.13    $1,024,052.88
66   $  475,947.12    $1,983.11    $277,930.24    $18,016.89    $1,042,069.76
67   $  457,930.24    $1,908.04    $279,838.28    $18,091.96    $1,060,161.72
68   $  439,838.28    $1,832.66    $281,670.94    $18,157.34    $1,078,329.06
69   $  421,670.94    $1,756.96    $283,427.90    $18,243.04    $1,096,572.10
70   $  403,427.90    $1,680.95    $285,108.85    $18,319.05    $1,114,891.15
71   $  385,108.85    $1,604.62    $286,713.47    $18,395.38    $1,113,286.53
72   $  366,713.47    $1,527.97    $288,241.44    $18,472.03    $1,151,758.56
73   $  348,241.44    $1,451.01    $289,692.45    $18,548.99    $1,170,305.59
74   $  329,692.45    $1,373.72    $291,066.17    $18,626.23    $1,188,933.83
75   $  311,066.17    $1,296.11    $292,362.28    $18,703.89    $1,207,637.72
76   $  292,362,28    $1,218.18    $293,580.45    $18,781.82    $1,226,419.55
77   $  273,580.45    $1,139.92    $294,720.37    $18,850.08    $1,245,279.63
78   $  254,720.37    $1,061.33    $295,781.71    $18,938.67    $1,264,218.29
79   $  235,781.71    $  982.42    $296,764.13    $19,017.58    $1,283,235.87
80   $  216,764.13    $  903.18    $297,667.32    $19,096.82    $1,302,332.68
8 1  $  197,667.32    $  823.61    $298,490.93    $19,176.39    $1,321,509.07
82   $  178,490.93    $  743.71    $299,234.64    $19,256.29    $1,340,765.36
83   $  159,234.64    $  663.48    $299,898.12    $19,333.52    $1,360,101.88
84   $  139,898.12,   $  582.91    $300,481.03    $19,417.09    $1,379,518.97
85   $  120,481.03    $  502.00    $300,983.03    $19,498.00    $1,399,016.97
86   $  100,983.03    $  420.75    $301,403.79    $19,579.24    $1,418,596.21
87   $   81,403.79    $  339.18    $301,742.98    $19,660.82    $1,438,257.02
88   $   61,742.98    $  257.26    $302,000.24    $19,742.74    $1,457,999.76
89   $   42,000.24    $  175.00    $302,175.24    $19,838.00    $1,477,824.76
90   $   22,175.24    $   92.40    $302,267.64    $19,907.60    $1,497,732.36
91   $    2,267.64